UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 15, 2005


                              FAB INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


               1-5901                                   13-2581181
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       (Commission File Number)               (IRS Employer Identification No.)


   200 MADISON AVENUE, NEW YORK, NEW YORK                       10016
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  (Address of principal executive offices)                    (Zip Code)


   Registrant's telephone number, including area code:  (212) 592-2700
                                                       ------------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01.        NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING
                  RULE OR STANDARD: TRANSFER OF LISTING


         On March 15, 2005, the Company received a letter from The American Stock Exchange ("AMEX") that it is not in compliance with the continued listing standards as set forth in Section 1101 of the AMEX Company Guide as a result of the Company's failure to file its annual report on Form 10-K for the fiscal year ended November 27, 2004. AMEX further advised the Company that it would initiate proceedings to delist the Company's common stock from the AMEX on April 14, 2005, if the Company was not then in compliance with all AMEX continued listing standards or the AMEX determined that the Company had made reasonable demonstration of its ability to regain compliance with such listing standards. AMEX requested that the Company submit a plan by March 25, 2005, advising AMEX what action the Company will take to regain compliance with all AMEX continued listing standards.


         As previously disclosed, the Company, upon the advice of, and after consultation with, its accountants, has determined to present the Company's financial statements on a liquidation basis. As a result, the Company is required to determine the value of its assets on a liquidation basis and it is currently in the process of conducting the required appraisals. The Company intends to file its annual report on Form 10-K as soon as practicable following completion of its liquidation analysis.


         The press release announcing the foregoing is furnished as Exhibit
99.1.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS


Exhibit 99.1      Press Release of Fab Industries, Inc., dated March 21, 2005.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FAB INDUSTRIES, INC.



                                            By: /s/ Samson Bitensky
                                                -------------------------------
                                                Name:  Samson Bitensky
                                                Title: Chairman of the Board and
                                                       Chief Executive Officer




Date:  March 21, 2005



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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER         DESCRIPTION
-------        -----------

99.1           Press Release of Fab Industries, Inc., dated March 21, 2005.